DEMAND PROMISSORY NOTE

$ 2,344,801.71

Elkhart, Indiana

March 20, 2009

For value received, the undersigned **COACHMEN INDUSTRIES, INC.** ("Borrower") hereby promises to pay to the order of **ROBERT DEPUTY** ("Lender") the principal sum of Two Million Three Hundred Forty-four Thousand Eight Hundred One Dollars and Seventy-One Cents ($2,344,801.71) upon demand for payment hereof on or after April 20, 2009 together with accrued interest plus reimbursement of expenses as set forth herein. Interest shall accrue on this Note at the rate of 10% per annum.

If Borrower shall fail to make any payment on this Note when due, Lender may also recover all expenses incurred in the collection of this Note, including, but not necessarily limited to, reasonable attorney fees.

The Borrower hereby expressly waives presentment for payment, protest, notice of protest and non-payment.

This note is governed by the laws of the State of Indiana.

The Borrower hereby sets his hand the day and year first written above.
[SIGNATURE ON FOLLOWING PAGE]

"BORROWER":
COACHMEN INDUSTRIES, INC.

By:____________________
Richard M. Lavers

Its: Chief Executive Officer